Goodwill	12 Months Ended
Dec. 31, 2023
Goodwill [Abstract]
Goodwill
10.	Goodwill

	Qingtian International School	Beijing P.X.	Total
	RMB	RMB	RMB
Balance as of December 31, 2021	26,644,407	-	26,644,407
Goodwill gained from acquisition	-	62,567,430	62,567,430
Impairment	-	(18,842,000)	(18,842,000)
Balance as of December 31, 2022	26,644,407	43,725,430	70,369,837
Disposal of subsidiaries	(26,644,407)	(21,047,509)	(47,691,916)
Impairment	-	(22,677,921)	(22,677,921)
Balance as of December 31, 2023	-	-	-

The Group performed a qualitative assessment for the Qingtian International School reporting unit for the years ended December 31, 2022 based on the requirements of ASC 350-20. The Group evaluated all relevant factors, weighed all factors in their entirety and concluded that it was not more-likely-than-not that the fair value of the Qingtian International School reporting unit was less than its carrying amount. Therefore, further impairment testing on goodwill was unnecessary as of December 31, 2022. As of December 31, 2023, the Group disposed Qingtian International School, and the goodwill was included in the carrying amount of Qingtian International School to determine the gain of the disposal.

For the year ended December 31, 2022 and 2023, the Group performed a qualitative assessment and quantitative assessment for the Beijing P.X. reporting unit by estimating the fair value of the reporting unit based on an income approach which involved significant management judgment, estimates and assumptions such as the discount rate, revenue growth rates and operating margin. As of December 31, 2023, the Group disposed Chuangmei Weiye, and the goodwill was included in the carrying amount of Chuangmei Weiye to determine the gain of the disposal. Goodwill impairment related to the Beijing P.X. reporting unit was recorded and amounted to RMB18,842,000 and RMB22,677,921 as of December 31, 2022 and 2023 due to the lower expected performance in Beijing P.X.